SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 9, 2015

PEAK PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Nevada	005-87668	26-1973257
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12635 E. Montview Blvd., Suite 137 Aurora, CO 80045	80303
(Address of principal executive offices)	(Zip Code)

303.415.2558

(Registrant’s telephone number, including area code)

(Former name and address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)(1)

On October 9, 2015 Peak Pharmaceuticals, Inc., a Nevada corporation (the “Registrant”) advised the firm of MaloneBailey, LLP, whose address is 9801 Westheimer, Suite 1100, Houston, Texas 77042 (“MaloneBailey”), that it was not reappointing the firm as the principal independent accountant of the Registrant. The audit of the Registrant’s financial statements for the fiscal year ending September 30, 2015 has not yet commenced.

Except as noted in the paragraph immediately below, the reports of MaloneBailey for the fiscal years ended September 30, 2014 and September 30, 2013, did not contain any adverse opinion or disclaimer of opinion and such reports were not qualified or modified as to any uncertainty, audit scope or accounting principle.

The report of MaloneBailey on our financial statements for the fiscal year ended September 30, 2014, contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern because of the fact that we had incurred recurring losses.

During the fiscal years ended September 30, 2014 and September 30, 2013, there have been no disagreements with MaloneBailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MaloneBailey would have caused them to make reference thereto in their report on the financial statements for such periods.  Furthermore, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K during the registrant’s two most recent fiscal years.

On October 9, 2015, the Registrant provided a draft copy of this report on Form 8-K to MaloneBailey, requesting their comments on the information contained therein. The responsive letter from MaloneBailey is filed as an exhibit to this current report on Form 8-K.

(a)(2)

On October 6, 2015, Registrant engaged the firm Eide Bailly LLP (“Bailly”) whose address is 5299 DTC Blvd., Suite 1000, Greenwood Village, Colorado 80111-3329 as the principal accountant to audit the Registrant’s financial statements for the fiscal year ending September 30, 2015.

During the fiscal years ended September 30, 2014 and 2013, and the subsequent interim period prior to the engagement of Bailly, neither the Registrant nor anyone on its behalf consulted with Bailly regarding the application of accounting principles to a specified transaction whether completed or uncompleted, the type of audit opinion that might be rendered on the Registrant’s financial statements or as to any matter that was either the subject of a disagreement with the previous independent auditor or was a reportable event. The decision to engage Bailly was recommended and approved by the Registrant’s Board of Directors.

The Registrant provided a draft copy of this report on Form 8-K to Bailly prior to its filing, in order to provide Bailly with the opportunity to review the disclosures provided herein and furnish the Registrant with a letter addressed to the Securities and Exchange Commission containing any new information, clarification of the Registrant’s expression of its views, or the respects in which Bailly does not agree with the statements made by the Registrant.  The Registrant did not receive a responsive letter from Bailly.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)

Exhibit 16.1 - Responsive Letter from MaloneBailey, LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Peak Pharmaceuticals, Inc.

Dated: October 13, 2015	By:	/s/Soren Mogelsvang
	Name:	Soren Mogelsvang
	Title:	Chief Executive Officer

3